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                                                                    EXHIBIT 21.1

     The following companies will constitute all of the subsidiaries of the Registrant as of the consummation of the Offering:

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                                                  State or other Jurisdiction of
Subsidiary                                        Incorporation or Organization
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NATCO Holdings, Inc. (1)                              Delaware
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NATCO Singapore Pte. Ltd. (2)                         Singapore
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NATCO (U.K.) Ltd. (3)                                 United Kingdom
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NATCO Oilfield Construction, Inc. (2)                 California
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Oilfield Construction Company, Inc. (4)               California
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National Tank Company (2)                             Delaware
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NATCO Japan Company, Ltd. (5)                         Japan
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National Tank Company S.A. (6)                        Venezuela
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NATCO Canada, Ltd. (6)                                Canada
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NATCO London, Inc. (6)                                Delaware
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Total Engineering Services Team, Inc. (6)             Louisiana
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TEST, Inc. (7)                                        Louisiana
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TEST International (7)                                Cayman Islands
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TEST International E.C. (7)                           Bahrain
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TEST Saudi Arabia Ltd. (8)                            Saudi Arabia
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NTC Technical Services, Inc. (1)                      Delaware
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

(1) Wholly-owned subsidiary of the Registrant
(2) Wholly-owned subsidiary of NATCO Holdings, Inc.
(3) 99%-owned subsidiary of NATCO Holdings, Inc.
(4) Wholly-owned subsidiary of NATCO Oilfield Construction, Inc.
(5) 85%-owned subsidiary of National Tank Company
(6) Wholly-owned subsidiary of National Tank Company
(7) Wholly-owned subsidiary of Total Engineering Services Team, Inc.
(8) 50%-owned subsidiary of Total Engineering Services Team, Inc.